PolarityTE

where self regenerates self

Welcome to the Shift

PolarityTE

Is The Future of Tissue Engineering

By Changing the way Patients Heal


CARTILAGE
SKIN
BONE

Global Regenerative Medicine and Wound Care Markets

- The current markets remain untapped with stagnant and redundant products
- There remains no real form of autologous tissue engineering to date
- **The global market for tissue engineering and regeneration is expected to grow to $56.9 billion by 2019, with a five-year compound annual growth rate (CAGR) of 22.3%.**
- Stem cell technologies represent the largest and fastest-growing category with a significant CAGR of 26.2%.
- North America is the largest market and is expected to reach $22.8 billion in 2019.
- The Asia-Pacific region, which was valued at just $2.3 billion in 2013, is anticipated to jump to nearly $9.8 billion by 2019



Growth in Worldwide Prevalence of Wound Types, 2011 -2020
Thousands
250,000
200,000
150,000
100,000
50,000
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Complicated skin cancer
Melanoma
Carcinomas
Chronic wounds*
Burn wounds
Lacerations
Traumatic wounds
Surgical wounds



Global Tissue Engineering & Cell Therapy Market, by Region, 2009-2018
$Millions
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Rest of World
Asia/Pacific
Europe
U.S.
2009
2010
2011
2012
2013
2014
2015
2016

http://blog.mediligence.com/2014/04/17/applications-global-markets-in-tissue-engineering-and-cell-therapy/
http://www.bccresearch.com/market-research/healthcare/tissue-engineering-regeneration-report-hlc101b.html
http://mediligence.com/rpt/rpt-s249.htm?_ga=1.94828757.831280299.1433739315

Breakthrough Regenerative Medicine

How will PolarityTE deliver true tissue regeneration to change the lives of millions of patients with no clear alternative?

By recognizing the importance of cell and tissue polarity







<u>po·lar·i·ty:</u> the tendency of living organisms or parts to develop with distinct anterior and posterior (or uppermost and lowermost) ends, or to grow or orient in a particular direction.

The PolarityTE Platform Technology


Nerve


Fat

The PolarityTE platform technology has proved its regenerative capacity in skin, bone, muscle, fat, cartilage, nerve, and most importantly … blood vessels



Bone


Vessels/Capillaries


Muscle

The PolarityTE Launch Product - SkinTE

SkinTE

Using our platform technology, we are able to regenerate full-thickness, fully functional skin. This simple process allows the patient's own skin to be fully expanded from a small biopsy. The expanded skin regenerates ALL LAYERS (EPIDERMIS & DERMIS), HAIR and APPENDAGES, which has never been done before.



Patient Biopsy:
Acquire patient's skin
Induce polarization:
Direct natural skin layer formation, including hair and appendages
Imprint cells in laboratory in 3D system using our platform technology
Apply regenerated construct back to patient and allow natural healing to occur

The PolarityTE Launch Product - SkinTE

SkinTE


Control
LGR6+GFP
Day 15 Implant Pocket
a.
b.
c.
Day1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Day 8
Day 9
Day 15
LGR6+GFP
Control


a.
DNA
LGR6+GFP
LGR6 (Ab)
DIC
b.
Cytokeratin KRT17
Relative Fold Expression (ΔΔCt)
300
250
200
150
100
50
0
Control
LGR6+GFP
MERGE
c.
Transplant Dome
LGR6+GFP
Control
d.
WNT Ligand Transcription D10
Relative Fold Expression (ΔΔCt)
400
350
300
250
200
150
100
50
0
-50
-100
34.39
107.25
61.63
130.82
3.84
6.62
29.31
-3.54
5.81
-6.66
31.38
4.87
-1.03
239.38
17.84
-7.12
-2.64
-2.32
Wisp1
Wnt1
Wnt10a
Wnt11
Wnt16
Wnt2
Wnt2b
Wnt3
Wnt3a
Wnt4
Wnt5a
Wnt5b
Wnt6
Wnt7a
Wnt7b
Wnt8a
Wnt8b
Wnt9a

Hair growth in our regenerated skin: Something that has never been done before and indicates fully functional skin

Development of Nascent Hair Follicles

SkinTE


LGR6+ Matrix
Matrix Control
Burn Control

Transplantation of a LGR6+ Epithelial Stem Cell-Enriched Scaffold for Repair of Full-Thickness Soft Tissue Defects: The *In-Vitro* Development of Polarized Hair Bearing Skin. Lough et al.


Hair Follicular Bulge
a.
DNA LGR6
b.
Fluorescent Activated Cell Sorting
LGR6+/CD73+/CD34+
Q1
Q2
Q3
Q4
CD73+ PE-Cy7
LGR6+ Alexa-Fluor 488
c.
Integra
Mouse Dermis
Human Dermis
DermaMatrixx
Mouse Peritoneum
Human Bone


Live Cell Ex-Vivo Confocal Microscopy
Matrix DIC
LGR6+GFP
Merge
Zoom
Bioluminescence
Control
LGR6+GFP
a.
b.
c.
d.
e.
f.
DermaMatrix
Integra
Human Dermis
Mouse Dermis
Mouse Peritoneum
LGR6+GFP Seeded Matrices
x10 9
1.0
0.8
0.6
0.4
Radiant Efficiency
p/sec/cm²/sr
µW/cm²

Our skin technology is deployable on a variety of "off the shelf" and FDA approved scaffolds, not only proving the technology is versatile and robust, but also providing numerous opportunities to partner with currently marketed wound care products that lack cells and regenerative capacity

Augment Regenerative Healing

SkinTE

The enhanced healing can be seen with the naked eye . . .



Gross Matrix Healing LGR+
Gross Matrix Healing LGR+
Gross Matrix Healing
Gross Matrix Healing
Gross Burn Control
Day 5
Day 8
Day 10

SEM Validation of Viability and Phenotype

SkinTE

And confirmed under high-powered microscopes when applied to off the shelf products


Mouse Peritoneum
Mouse Dermis
Human Dermis
Integra
DermaMatrix

Development of Functionally Polarized Skin

SkinTE

The PolarityTE Platform allows for natural layer formation within regenerated tissues

LGR6 Layered Epithelium

Sub-epithelial Mesenchymal Support and Vasculogenesis



Experts Agree with PolarityTE Approach

"We are enthusiastic to see the future of this exciting work."
– Michael Longaker on Lough et al. technology



EXPERIMENTAL
Transplantation of the LGR6⁺ Epithelial Stem Cell into Full-Thickness Cutaneous Wounds
EXPERIMENTAL
Stimulation of the Follicular Bulge LGR5⁺ and LGR6⁺ Stem Cells with the Gut-Derived Human Alpha Defensin 5 Results in Decreased Bacterial Presence, Enhanced Wound Healing,
EXPERIMENTAL
Transplantation of an LGR6⁺ Epithelial Stem Cell–Enriched Scaffold for Repair of Full-Thickness Soft-Tissue Defects: The In Vitro Development of Polarized Hair-Bearing Skin
DISCUSSION
Discussion: Transplantation of an LGR6⁺ Epithelial Stem Cell-Enriched Scaffold for Repair of Full-Thickness Soft-Tissue Defects: The In Vitro Development of Polarized Hair-Bearing Skin
Volume 137, Number 2 • Discussion

The PolarityTE Difference

Other Methods Grow Scars to Cover Wounds



PolarityTE Regenerates Skin the way it naturally developed



Control
LGR6+ GFP
Day 15 Implant Pocket
Day1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Day 8
Day 9
Day 15
LGR6+ GFP
Control

Regenerative healing and the development of new hair and skin

The Current State of Wound Care

A story of missed opportunity: stagnant products, abysmal outcomes and an exponentially increasing market



State of the Art / Gold Standard

Split Thickness Skin Grafts

"Skin Substitutes"

All current options "heal" the patient by expediting the scarring process









The Gold Standard: Split-Thickness Skin Grafts

HOW


Graft taken from
patient's healthy skin
Skin is meshed
to cover a
large wound



PROBLEMS

1. Donor Site Morbidity and Loss of Polarity
2. Stem Cell is Left Behind
3. Contracture and Scarring

The Follicular Bulge

Home of the Stem Cell

AKA – adnexa or appendage


Epidermis
Split thickness
Dermis
Full thickness

Current Products Lack the Building Blocks for Regeneration


Technology Assessment

Skin Substitutes for Treating Chronic Wounds

AHRQ Technology Assessment Program

Final Report
December 18, 2012

Prepared for:
Agency for Healthcare Research and Quality
540 Gaither Road
Rockville, Maryland 20850

Skin Substitute Products Considered in This Report:

Products derived from human donor tissue, minimally processed:
- AlloDerm Regenerative Tissue Matrix
- Allopatch HD™
- Alloskin™
- Cymetra® Micronized AlloDerm
- Dermacell® and Arthroflex®
- Flex HD®
- GammaGraft®
- Graftjacket® Regenerative Tissue Matrix
- Matrix HD™
- Memoderm™
- Puros® Dermis
- Repliform®
- TheraSkin®

No cells

Products derived from living human and/or animal tissues and cells:
- Apligraf®/Graftskin
- Dermagraft®

Another person's cells

Acellular animal-derived products:
- ACell UBM Hydrated Wound Dressing
- ACell UBM Lyophilized Wound Dressing
- Aongen™ Collagen Matrix
- Atlas Wound Matrix
- Avagen Wound Dressing
- Collagen Sponge (Innocoll)
- Collagen Wound Dressing (Oasis Research)
- Collaguard®
- CollaSorb™
- CollaWound™
- Collexa®
- Collieva®
- Coreleader Colla-Pad
- Dermadapt™ Wound Dressing
- DressSkin
- E-Z Derm
- EndoForm Dermal Template™
- Excellagen
- FortaDerm™ Wound Dressing
- HA Absorbent Wound Dressing
- Helicoll
- Integra™/Bilayer Matrix Wound Dressing
- Integra™ Flowable Wound Matrix
- LTM Wound Dressing

Animal products

iv

- MatriStem
- MatriStem® Wound Matrix
- Matrix Collagen Wound Dressing
- Medline Collagen Wound Dressing
- Oasis®
- Primatrix™
- Primatrix™ Dermal Repair Scaffold
- SIS Wound Dressing II
- SS Matrix™
- Stimulen™ Collagen
- TheraForm™ Standard/Sheet
- Unite® Biomatrix
- Unite™ Biomatrix

Animal products

Biosynthetic products:
- Hyalomatrix® (Laserskin®)
- Hyalomatrix®
- Jaloskin®
- Suprathel®
- Talymed®

No cells

Opportunities with Government:

DoD and BARDA

PolarityTE technology is actively being pursued by the DoD and BARDA

- Invited to submit $1M DoD grant
- Invited to present to full BARDA team, with recent contracts averaging $20M guaranteed and up to $250M in milestone achievements


LIVE
500 civilian burns in an instant in Taiwan. What Now?
Call the Experts . . .
NEW THIS MORNING
TAIWAN WATER PARK BLAZE
MORE THAN 500 INJURED IN PARTY FIRE
NBC NEWS

PolarityTE Experts Providing Burn Care in Taiwanese Disaster

The Washington Post

US experts to help treat burn patients from Taiwan dust explosion

ABC NEWS — SEE THE WHOLE PICTURE

U.S. experts highly praise Taiwan's burn treatment: President Ma

CEO Dr. Denver Lough and Director of the Board of Clinical Advisors, Dr. Stephen Milner, were flown to Taiwan per request of the Taiwanese President aboard the Taiwanese Air Force One to provide expertise and disaster relief following a catastrophic event resulting in 500 critical burn injuries

THE BALTIMORE SUN

Front Page | Orioles | Maryland | Nation & World | Sports | Entertainment & Life | Business | Health | More

Hopkins doctors help with massive injuries after Taiwan waterpark fire




TAIWAN
President Ma brings expert medical staff to offer advice on burns treatment





...n President Ma Ying-jeou's Facebook page

...ipei, July 25 (CNA) Presid...
...ng-jeou (馬英九) said Saturd...

What Comes After Skin Regeneration?

OsteoTE

The PolarityTE platform technology has proved itself in bone, muscle, and nerve regeneration as well


FDA Approved Competitor Technology
PolarityTE Bone Regeneration Technology
NO HEALING

Bilayered corticocancellous bone healing in a mouse



Corticocancellous bone formation in a dish

The Holy Grail Of Tissue Regeneration: Blood Vessel Formation



Capillary bed formation within our bone regeneration construct sprouting from surrounding native tissue AND FROM WITHIN our regenerative construct



AngioTE OsteoTE

A Platform Technology with Endless Possibilities . . .

SkinTE

MyoTE

AdiposeTE

OsteoTE

CartTE

NeuralTE

AngioTE



A Superior Network

And oh yeah . . . ALL THE CLINICAL LEADERS IN THE FIELD ARE BEHIND THIS COMPANY

Dr. Michael Neumeister – Professor and Chair – Department of Surgery, The Elvin G. Zook Endowed Chair – Institute for Plastic Surgery, Southern Illinois University School of Medicine

Dr. Stephen Milner – Director of The Johns Hopkins Burn Center and Michael D. Hendrix Burn Research Center, The Johns Hopkins University School of Medicine

Dr. Michael Grant – Paul N. Manson Distinguished Professor and Chief, Plastic, Reconstructive and Maxillofacial Surgery, R Adams Cowley Shock Trauma Center, University of Maryland Medical Center

Dr. Anand Kumar – Director, Center for Pediatric Craniofacial Surgery, The Johns Hopkins University School of Medicine

Dr. Paul Cederna - Robert Oneal Collegiate Professor of Plastic Surgery, Section Head of Plastic Surgery Professor, Department of Biomedical Engineering of University of Michigan

Dr. Michael Bentz - Interim Chairman, Department of Surgery, Layton F. Rikkers MD Chair of Surgical Leadership Professor of Surgery, Pediatrics and Neurosurgery Chairman, Division of Plastic Surgery University of Wisconsin

Dr. Anthony Tufaro - Director, Head & Neck Program for General Surgery, The Johns Hopkins University School of Medicine

Dr. Shannath L. Merbs, Professor of Ophthalmology and Oncology, Wilmer Eye Institute at Johns Hopkins

Dr. Michael Feldman – Medical Director, Evans-Haynes Burn Center, Virginia Commonwealth University

Dr. A. Lee Dellon – Professor of Plastic and Reconstructive Surgery and Neurosurgery, The Johns Hopkins School of Medicine, The Dellon Institute for Peripheral Nerve Surgery

Dr. Rachael Bluebond-Langer – Director of Transgender Surgery, Hansjorg Wyss Department of Plastic Surgery, New York University School of Medicine

Dr. Andrew Ordon - Co-Host of the TV Show "The Doctors", Associate Professor of Plastic Surgery at Keck/USC School of Medicine, Dartmouth School of Medicine and The University of Connecticut

Dr. Trinity Bivalacqua - R. Christian B. Evensen Professor of Urology, Director of Urologic Oncology, The Johns Hopkins University School of Medicine

Dr. Richard Swanson – Chief of Surgery, Cambridge Health Alliance, Harvard University

Dr. Nicholas Sopko – Resident in Urology, The Johns Hopkins University School of Medicine

Dr. Devin O'Brien-Coon – Administrative Chief Resident, Plastic and Reconstructive Surgery, The Johns Hopkins University School of Medicine

Dr. Srinivas Susarla – Fellow in Craniofacial Surgery, Plastic and Reconstructive Surgery, The University of Washington



PolarityTE

Welcome to the Shift



Thank You

Denver M. Lough, MD, PhD
Chief Executive Officer and Chairman
Edward W. Swanson, MD
Chief Operating Officer and Director
PolarityTE
www.PolarityTE.com
ParadigmShift@PolarityTE.com

